EXHIBIT 10.16

                                Letter of Intent

This letter defines ******* intent to source to U.S. Electricar, Inc. dba Enova Systems the Traction Inverter, Charger & DC/DC Module (referred to as LVDS-30 and designed to meet the ************ Specification" dated November 5, 1999) requirements for its Low Voltage Electric Drive System. Purchase Orders will be issued to cover the Development and the Production supply portions of this Agreement. A Purchase Order for production supply will be issued and Releases against the Purchase Order will be issued periodically to cover actual customer demand. The terms and conditions of this relationship are outlined as follows:

1) U.S. Electricar, Inc. will provide all requested Traction Inverter, Charger & DC/DC Modules.
2) U.S. Electricar, Inc. fully warrants all parts for reliability to ******* of operation not to exceed ********* from date of sale of the parts to ********. This warranty period overrides the warranty period
     ***********************.
3) U.S. Electricar, Inc. will work with ******** and its suppliers to integrate their Traction Inverter, Charger & DC/DC Module with a Motor and Transaxle Assembly in order to provide a complete Electric Drive System for the vehicle program.
4) In the event that U.S. Electricar, Inc. files for bankruptcy under Chapter 7 of the U.S. Bankruptcy laws or is unable to supply systems in accordance with a reasonable delivery schedule, within the normal control of U.S. Electricar, Inc. operations, it grants ********* the right to continue manufacture of these assemblies with the current manufacturing operation or any other manufacturing operation selected by *********. It further grants ********* access to tooling, manufacturing and software (including controls, algorithms, source code, object code and binary code) information required to manufacture these assemblies, but not explicitly paid for or defined in this agreement.
5)   ******** agrees to pay U.S. Electricar, Inc.:
a)   Piece price (***** units per year)......................$******* / assembly
     Piece price (***** units per year)......................$******* / assembly
b)   Development/ Design Fees.................................$******* Total fee
     (Fee will be paid upon completion of work in accordance with the following "Program Schedule" see Items I-V below.)
c)   Production Tooling Charges - TIM................................$*******
d)   Production Tooling Charges - DC/DC............................$*******
e)   Production  Tooling Charges - Charger............................$*******
f)   Prototype Tooling Charges- TIM....................................$*******
g)   Prototype Tooling Charges- DD/DC................................$*******
h)   Prototype Tooling Charges- Charger................................$*******
i)   Prototype Parts - TIM...............**** $******* & *** $******* / assembly
j)   Prototype Parts - DD/DC ........... **** $******* & *** $******* / assembly
k)   Prototype Parts - Charger...........**** $******* & *** $******* / assembly
6) U. S. Electricar will provide ********* a BOM of the major components of the modules. The BOM will include both cost and manufacturer information. This information will provide ********* the required assurance that the system will be provided within the quoted cost and to the automotive quality required of this program.

(**)-CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN RQUESTED WITH RESPECT TO THE OMITTED PORTION.

7)   Shipping costs will be passed through and billed to ******** ** *******.

The following schedule  identifies the timing for completion and payment of work required to bring this program to production:
                                Program Schedule
I.   Design & Development, Testing  & Tooling - (Lab Prototypes).......................$*******
     *********************************************************************

II.  Design & Development, Testing & Tooling - (Veh Prototypes)........................$*******
     *********************************************************************

III. Design & Development - Production Ready...........................................$*******
     *********************************************************************

IV.  Design & Development - Production Ready >>........................................$*******
     *********************************************************************

 V.  Design & Development - Production Ready...............*******.................... $*******
     *********************************************************************

VI.  Production Tooling -..............................Upon Prove-out of  Tool.........$*******
     *********************************************************************

The terms and conditions provided ********************* will apply to all Production; Prototype; Facilities; Tooling; Materials; and Services purchased in this agreement:

     I. *********** Terms for Production Parts and Non-Production Goods and Services (******,rev 4/97) excluding paragraphs 16c, d, e, and h, and paragraph 17 a, b, c, d (as amended and attached hereto as Attachment
         I).

     II. The "Additional Terms and Conditions" dated 12/9/99 and included as Attachment II.






---------------------------------           ------------------------------
********                                    Carl Perry
Director, Supply Management                 President and CEO
********                                    U.S. Electricar, Inc.
********                                    dba Enova Systems
********                                    19850 S. Magellan Drive
                                            Torrance, CA 90502

Attachments                                                             12/9/99


(**)-CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN RQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                  Attachment I


           Terms for Production and Non-Production Goods and Services






(**)-CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN RQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                  Attachment II

                                                                         12/9/99

                         Additional Terms and Conditions

         1. DESCRIPTION OF CONTRACT SERVICES. The Seller shall provide, as requested by the Buyer, the following services: Provide engineering, design, prototype build and production manufacturing and delivery services to develop Seller's existing Inverter, Charger and DC/DC Modules and required tooling in order to meet Buyer's specifications for inclusion in a low voltage electric vehicle. The Buyer shall, at appropriate times, provide, in more specific detail, the work assignments to be performed by the employees provided by the Seller. Buyer shall designate in writing the person or persons authorized to make such work assignments on behalf of Buyer. To the extent that the Global Terms are inconsistent with the Additional Terms and Conditions set out in this Attachment, the Additional Terms and Conditions shall apply.

         2. FEE FOR CONTRACT SERVICES. In consideration of the Contract Services to be performed as set out in Paragraph 1, Buyer will pay Seller based on the Design / Development fee as described in paragraph 5) of the Letter of Intent.

         3. PLACE OF PERFORMANCE OF CONTRACT SERVICES; TRAVEL EXPENSES. The contract services shall be performed at a place or places designated by the Buyer. Except as otherwise provided, the Buyer shall not be responsible for travel expenses incurred by the Seller in the performance of Contract Services. In the case of exceptional travel expenses incurred by Seller at Buyers request, Buyer and Seller will consult upon responsibility for such expenses.

         4. STATEMENTS; PAYMENT. Between the first and tenth day of each month, Seller shall furnish a statement, in a form agreed by Buyer, covering Contract Services rendered and travel expenses incurred during the preceding month. Seller shall include on each such statement Seller's purchase order number, date of invoice and invoice number. Buyer shall pay statements in good order within 30 days from receipt. Buyer shall have the right to audit Seller's records at any time prior to two years after final payment to verify payment obligation. The total fee payable to Seller for all Contract Services and expenses requested and provided under this Agreement, shall not exceed the fees identified in paragraph 5) of the Letter of Intent, and Seller shall not perform Contract Services or incur any expenses that causes the aggregate amount payable under this Agreement to exceed such amount without a written modification of this Agreement.


(**)-CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN RQUESTED WITH RESPECT TO THE OMITTED PORTION.

         5. RELATIONSHIP. Seller's relationship to Buyer under this Agreement shall be that of an independent contractor and not an employee or agent. Seller shall not represent or hold itself out as having any relationship with Buyer other than that of an independent contractor. No new assignments will be undertaken by Seller without securing prior written approval from Buyer's designated representative. Buyer shall not be responsible for any tax levied on Seller or Seller's employees or representatives by any governmental authority, relating to this Agreement or income attributed to Seller's employees or representatives.

         6. TITLE TO WORK PRODUCT. All information and data Seller develops or acquires in performing contract services relating specifically to the LVDS-30 shall belong to Buyer, without further consideration, and shall be delivered to Buyer upon completion of this Agreement or earlier if requested. Buyer shall be free to use and disclose to others all information and data delivered in performing contract services.

         7. WORK MADE FOR HIRE. Any work of authorship created by Seller in performing the services relating specifically to the LVDS-30 hereunder shall be considered as a specially ordered or commissioned "Work for Hire" and all copyrights for such works of authorship shall belong to Buyer. All such works of authorship shall bear a valid copyright notice designating ********* as the copyright owner. In the event any portion of the work of authorship created by the Seller in performing the services relating specifically to the LVDS-30 hereunder does not qualify as "Work for Hire," Seller shall acquire title to the copyright for such portion, and assign all acquired title and interest to Buyer.

         8. TITLE TO INVENTIONS. Every invention, discovery and improvement made, conceived or reduced to practice in performing contract services relating specifically to the LVDS-30 belong to Buyer, without further consideration, and shall be reported to Buyer promptly. Upon request, Seller shall execute all documents and papers, and shall furnish all reasonable assistance required (i) to establish in Buyer title to such inventions, discoveries and improvements and
(ii) to enable Buyer to apply for United States and foreign patents thereon. Seller grants to Buyer a fully-paid, irrevocable, non-exclusive license under all Intellectual Property of Seller necessary for Buyer to exercise such rights. Seller also agrees to grant to Buyer a non-exclusive license on reasonable terms and conditions under any other Intellectual Property of Seller embodied in supplies or services delivered hereinunder, to make, have made, use and sell articles and to use and have used processes.


(**)-CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN RQUESTED WITH RESPECT TO THE OMITTED PORTION.

         9. COPYRIGHT LICENSE. Seller hereby grants to Buyer and to its domestic and foreign subsidiaries a permanent, nonexclusive, paid-up worldwide license under each copyright owned or controlled or have the right to license for such purposes, in each work of authorship fixed in any tangible medium of expression furnished to Buyer or its designee in performing contract services, to use such work for Buyer's internal purposes, to reproduce such work, to prepare derivative works solely for use in connection with the incorporation of the LVDS-30 into electric vehicles and the sale, lease, repair and maintenance of such vehicles but for no other purpose, distribute copies of such work to the public, and perform and display such work publicly.

         10. CONFIDENTIALITY. Seller and its employees shall use the information and data acquired from Buyer or third parties under this Agreement only in performing the Contract Services, and shall not disclose to any third party, during the period of this Agreement and thereafter, any such information and data that is not in the public domain.

         11. LIABILITY FOR PERSONAL INJURIES AND PROPERTY DAMAGE. Seller shall be responsible for and shall hold Buyer harmless from all expenses, including legal fees, which arise from its performance hereunder and which are for actual or alleged injury to any person or damage to any property, including Buyer's property, except to the extent that such expenses are attributable to Buyer's negligence or willful misconduct.

         12. EMPLOYMENT; THIRD PARTIES. Seller shall exercise reasonable care in the employment of personnel and third party contractors. Seller shall require each employee and third party to execute and deliver to Buyer an agreement under which the third party is bound to the terms set fourth in Paragraph 5 through 13 hereof.

         13. COMPLIANCE WITH LAW AND GOVERNING LAW. Seller and its employees shall comply with all applicable laws and regulations in performing the services under this Agreement. This Agreement shall be construed and enforced in accordance with the laws of the State of********. Litigation on contractual causes arising from this agreement shall be brought only in a federal District Court located in******** or in a court of the State of********.


(**)-CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN RQUESTED WITH RESPECT TO THE OMITTED PORTION.